                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2002

                            The Millbrook Press, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                           001-12555                   06-1390025
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(State or other           (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

   2 Old New Milford Road
   Brookfield, Connecticut                                      06804
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(Address of principal executive                               (Zip Code)
                offices)

       Registrant's telephone number, including area code: (203) 740-2220
                                                           --------------

                                       N/A
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          (Former name of former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

     On  October  17,  2002,   DiSanto  Bertoline  &  Company,   P.C.  ("DiSanto
Bertoline")  resigned as the  Company's  independent  public  accountants.  This resignation results from DiSanto Bertoline's merger with Carlin, Charron & Rosen
LLP effective October 16, 2002.

     DiSanto Bertoline's  reports on the Company's financial  statements for the year ended July 31, 2002 did not  contain an adverse  opinion or  disclaimer  of opinion,  nor were they qualified or modified as to uncertainty,  audit scope or accounting principles.

     During the year ended July 31, 2002 and through the date hereof, there were no disagreements with DiSanto Bertoline on any matter of accounting principle or practice,  financial statement disclosure, or auditing scope or procedure which, if not resolved to DiSanto Bertoline's  satisfaction,  would have caused them to make  reference  to the subject  matter in  connection  with their report on the
Company's  financial  statements  for such year;  and there  were no  reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The  Company  provided  DiSanto  Bertoline  with  a copy  of the  foregoing disclosures.  Attached  as  Exhibit A is a copy of DiSanto  Bertoline's  letter, dated October 17, 2002, stating its agreement with such statements.

     Effective  October  17,  2002,  the  Board  of  Directors,   based  upon  a
recommendation  of its Audit  Committee,  retained  Carlin,  Charron & Rosen LLP
("CCR") as its independent  auditors to audit the Company's financial statements for the year ending July 31, 2003.  During the year ended July 31, 2002 and 2001 and through the date hereof, the Company did not consult CCR with respect to the
application  of  accounting  principles  to  a  specified  transaction,   either
completed  or proposed,  or the type of audit  opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits
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     (c)  Exhibits
          --------
          Exhibit A       Letter from DiSanto Bertoline &    Filed with
                          Company,  P.C to The Securities        this document
                          and Exchange  Commission  dated
                          October 17, 2002

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

October 17, 2002                  The Millbrook Press, Inc.

                                  By: /s/ David Allen
                                      ------------------------
                                      David Allen
                                      President, Chief Operating
                                      Officer and Chief
                                      Financial Officer

                                                                       EXHIBIT A

Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of the Millbrook
Press, Inc. dated October 17, 2002.

/s/ DiSanto Bertoline & Company, P.C.
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Glastonbury, Connecticut
October 17, 2002